Exhibit 99.5


                        DEBT/EQUITY REPLACEMENT AGREEMENT

         THIS DEBT/EQUITY REPLACEMENT AGREEMENT (the "Agreement"), dated as of September 17, 1999, is made by and among TELEPHONE AND DATA SYSTEMS, INC., a Delaware corporation ("TDS"), AERIAL COMMUNICATIONS, INC., a Delaware corporation (the "Company"), AERIAL OPERATING COMPANY, INC., a Delaware corporation ("Operating Company"), VOICESTREAM WIRELESS CORPORATION, a Washington corporation ("VoiceStream"), and VOICESTREAM WIRELESS HOLDING
CORPORATION, a Delaware corporation ("Holding") (Wireless and Holding being referred to herein collectively as "Parent").


                                    RECITALS:

         WHEREAS, the Company, TDS, Parent and VoiceStream Subsidiary III Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), are parties to that certain Agreement and Plan of Reorganization dated the date hereof (the "Reorganization Agreement"), providing for, among other things, the merger (the "Merger") of Sub with and into the Company and the conversion of shares of Company Common Stock into shares of Parent Common Stock;

         WHEREAS, TDS and Operating Company are parties to a Revolving Credit Agreement dated as of August 31, 1998, as amended (the "Revolving Credit Agreement");

         WHEREAS, the obligations ("Obligations") of Operating Company to TDS under the Revolving Credit Agreement have been fully and unconditionally guaranteed by the Company pursuant to a guaranty dated August 31, 1998 (the "Revolving Credit Agreement Guaranty");

         WHEREAS, as of the date hereof, Operating Company has outstanding indebtedness to TDS under the Revolving Credit Agreement in the principal amount of $605,239,046;

         WHEREAS, the Reorganization Agreement provides that TDS will acquire Company Common Shares and Company Series A Common Shares prior to the Effective Time of the Merger in consideration for the assignment to the Company by TDS of a portion of the debt due by Operating Company to TDS under the Revolving Credit Agreement (the "Debt/Equity Replacement");

         WHEREAS, pursuant to the Investment Agreement, dated as of September 8, 1998 (the "Investment Agreement"), among TDS, the Company, Operating Company and Sonera Ltd. ("Investor"), the Company will acquire Operating Company Shares prior to the Effective Time in consideration for the assignment to Operating Company by the Company

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of such debt and, if applicable, cash from Investor;

         WHEREAS, pursuant to the Investment Agreement, Investor may acquire Company Common Shares and Operating Company Shares prior to the Effective Time by exercising certain subscription rights set forth therein;

         WHEREAS, at the Effective Time, the Revolving Credit Agreement will be amended and restated as provided herein and all remaining Obligations outstanding to TDS after the Debt/Equity Replacement under such amended and restated Revolving Credit Agreement will mature on the first anniversary of the Effective Time;

         WHEREAS, such amended and restated Revolving Credit Agreement will remain in effect until the repayment in full of such remaining Obligations, at which time such amended and restated Revolving Credit Agreement will be terminated; and

         WHEREAS, all capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Reorganization Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements herein set forth, and subject to the conditions hereof, the parties hereto agree as follows:


Section 1.  The Transactions.


         1.1   Issuance of Company Shares in Connection with Assignment of Debt.

                  (a) On the tenth Business Day (as defined in Section 5.12 hereof) occurring after the execution of this Agreement, the Company shall deliver to Investor a notice pursuant to Section 9.1(a) of the Investment Agreement (the "Section 9.1(a) Notice"), unless TDS, the Company, Operating Company and Investor shall agree in writing that the
         Section 9.1(a) Notice either may be delivered on a different date or is not required.

                  (b) Subject to the terms and conditions of this Agreement, at and as of the First Closing (as defined herein), TDS shall acquire from the Company, and the Company shall issue and sell to TDS, fully paid and nonassessable Company Common Shares and fully paid and nonassessable Company Series A Common Shares (the "Company Shares") in exchange for the consideration set forth in paragraph (c) of this
         Section 1.1. The ratio of the number of Company Common Shares issued to TDS to the number of Company Series A Common Shares issued to TDS shall equal the ratio of the number of Company Common Shares owned by TDS to the number of Company Series A Common Shares owned by TDS, determined as of the date of the Section 9.1(a) Notice.


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                  (c) The  aggregate  purchase  price for the purchase by TDS of the Company Shares as contemplated in paragraph (b) of Section 1.1 (the "TDS Purchase Price") shall be determined in accordance with Section
         1.3 hereof and shall represent a purchase price per share of $22.00 (the "TDS Price Per Company Share"). The TDS Purchase Price shall be paid by the assignment by TDS to the Company of Obligations equal to the amount of the TDS Purchase Price (the "Assigned Obligations"), pursuant to an instrument in the form attached hereto as Exhibit 1 (the "First Assignment and Acceptance"). Effective as of such assignment,
         (1) the Assigned Obligations will cease to be evidenced and governed by the Revolving Credit Agreement and will instead be evidenced and governed by a separate Credit Agreement in the form attached hereto as
         Exhibit 2 (the "New Credit  Agreement")  and (2) the  Revolving  Credit
         Agreement will be amended pursuant to a Fourth Amendment to the Revolving Credit Agreement in the form attached hereto as Exhibit 3 (the "Fourth Amendment").

                  (d) If Investor elects to exercise its subscription rights pursuant to Section 9.2 of the Investment Agreement (the "Section 9.2 Subscription Rights"), then the Company shall issue to Investor on the First Closing Date (as defined herein) that number of Company Common Shares for which Investor has subscribed (the "Investor Subscription Shares"), subject to Section 4.5(c) of the Investment Agreement, and subject to the receipt of the proceeds from Investor as required pursuant to Section 9.2 of the Investment Agreement (the "Investor Proceeds"). The price per share of the Investor Subscription Shares (the "Investor Price Per Company Share") shall be equal to the average of the daily means of the high and low sales prices for Company Common Shares as reported in The Wall Street Journal (the "Aerial Average") for the five consecutive trading day period ending on the last trading day prior to the date of the Section 9.1(a) Notice.

                  (e) If Investor  elects to exercise the AOC Option pursuant to
         Section 4.5 of the  Investment  Agreement  (as defined  therein),  then
         Operating Company shall issue to Investor on the First Closing Date that number of Operating Company Shares for which Investor has subscribed (the "Investor AOC Option Shares"), subject to the receipt of the proceeds from Investor as required pursuant to Section 4.5(b) of the Investment Agreement (the "Investor AOC Option Proceeds"). The price per share of the Investor AOC Option Shares (the "Investor Price Per AOC Option Share") shall be equal to the product of (1) the Exchange Rate (as determined pursuant to the Investment Agreement) multiplied by (2) the Investor Price Per Company Share (as calculated pursuant to paragraph (d) of this Section 1.1.

                  (f) Notwithstanding the provisions of paragraphs (d) and (e) of this Section 1.1, TDS, the Company, Operating Company and Investor may agree in writing prior to the First Closing Date that the Investor Price Per Company Share, both for purposes of paragraph (d) of this
         Section 1.1 and for purposes of calculating the Investor Price Per AOC Option Share pursuant to paragraph (e) of this Section 1.1, shall be equal to the TDS Price Per Company Share.

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1.2      Issuance of Operating Company Shares in Connection with Assignment of
         Debt and Transfer of Investor Proceeds.

                  (a) On the First Closing Date, the Company shall deliver to Investor a notice pursuant to Section 4.1(d) of the Investment Agreement (the "Section 4.1(d) Notice"), unless TDS, the Company, Operating Company and Investor shall agree in writing that the Section 4.1(d) Notice either may be delivered on a different date or is not required.

                  (b) Subject to the terms and conditions of this Agreement, at and as of the Second Closing (as defined herein), the Company shall acquire from Operating Company, and Operating Company shall issue and sell to the Company, that number of fully paid and nonassessable Operating Company Shares (the "Company Subscription Shares") as determined in accordance with the immediately following sentence, in exchange for the consideration set forth in paragraph (c) of this
         Section 1.2. The number of Company Subscription Shares shall be equal to the quotient of (1) the Company Subscription Price (as defined herein) divided by (2) a price per share (the "Company Price Per Operating Company Share") equal to the product of (A) the Exchange Rate multiplied by (B) the Aerial Average for the twenty consecutive trading day period ending on the last trading day prior to the First Closing Date.

                  (c) The aggregate purchase price for the purchase by the Company of the Company Subscription Shares as contemplated in paragraph
         (b) of this Section 1.2 (the "Company Subscription Price") shall be equal to the sum of (1) the TDS Purchase Price and (2) the Investor Proceeds, if any. The Company Subscription Price shall be paid by (A) the assignment by the Company to Operating Company of the Assigned Obligations (exclusive of interest accrued thereon for the period commencing on the First Closing Date and terminating on the Second Closing Date (as defined herein)), pursuant to an instrument in the form attached hereto as Exhibit 4 (the "Second Assignment and Acceptance") and (B) if applicable, the transfer by the Company to Operating Company of immediately available funds equal to the Investor Proceeds. Effective as of such assignment, the New Credit Agreement will terminate pursuant to the Second Assignment and Acceptance.

                  (d) If Investor elects to exercise its subscription rights pursuant to Section 4.1(c) and (d) of the Investment Agreement ("Section 4.1(c) Subscription Rights"), then Operating Company shall issue to Investor on the Second Closing Date that number of Operating Company Shares for which Investor has subscribed as provided in the Investment Agreement (the "Additional Investor Subscription Shares"), subject to the receipt of the proceeds from Investor as required pursuant to the Investment Agreement (the "Additional Investor Proceeds"). The price per share of the Additional Investor Subscription Shares (the "Investor Price Per Operating Company Share") shall be equal to the Company Price Per Operating Company Share (as calculated pursuant to paragraph (b) of this Section 1.2).

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                  (e)  Notwithstanding  the provisions of paragraphs (b) and (d)
         of this Section 1.2, TDS, the Company, Operating Company and Investor may agree in writing prior to the Second Closing Date that both the Company Price Per Operating Company Share and the Investor Price Per Operating Company Share shall be equal to the product of (1) the Exchange Rate multiplied by (2) the TDS Price Per Company Share.

1.3 Limitation on Purchase of Shares. Notwithstanding any other provision in this Agreement, TDS shall cause the aggregate dollar amount of (a) the TDS Purchase Price to not be less than $400,000,000 and to not exceed $450,000,000 as determined by TDS, (b) the sum of the TDS Purchase Price, the Investor Proceeds, the Investor AOC Option Proceeds and the Additional Investor Proceeds (the "Aggregate Proceeds") to not exceed $650,000,000 (the "Aggregate Proceeds Cap"), and (c) the Aggregate Proceeds to be allocated within the Aggregate
Proceeds Cap between TDS and Investor as permitted by the Investment Agreement or as TDS and Investor shall otherwise agree in writing; provided, however, that in the event that the Settlement Agreement and Release currently under negotiation among the parties hereto, Investor and Sonera Corporation U.S. is not executed, then (1) the TDS Purchase Price may be less than $400,000,000 but shall not exceed $450,000,000 and (2) the sum of the Aggregate Proceeds and any additional dollar amounts of equity that Investor is entitled to purchase pursuant to the Three-Year Option or Seven-Year Option as set forth in Sections
4.2 and 4.3, respectively, of the Investment Agreement shall not exceed $650,000,000.


1.4 Payment of Accrued Interest to Company. On the Second Closing Date, Operating Company shall pay to the Company cash in immediately available funds equal to the amount of the interest accrued but unpaid on the Assigned Obligations for the period commencing on the First Closing Date and terminating on the Second Closing Date (the "Accrued Interest Amount"), in full payment of such accrued interest.


1.5 Capitalization of Receivables Owed to Operating Company. On the Second Closing Date, Operating Company shall contribute to each of its subsidiaries, as a contribution to the capital of such subsidiary, all, or such portion thereof as Operating Company shall determine, of the receivables owed by such subsidiary to Operating Company. Because each such subsidiary is wholly-owned, directly or indirectly, by Operating Company, no additional stock or partnership interests will be issued to Operating Company in exchange for such contributions.


1.6 Modification of Revolving Credit Agreement Interest Rate and Termination of Guaranty. On the Second Closing Date, the Revolving Credit Agreement will be amended pursuant to a Fifth Amendment to the Revolving Credit Agreement in the form attached hereto as Exhibit 5 (the "Fifth Amendment") to modify the interest rate thereunder and to terminate the Revolving Credit Agreement Guaranty.


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1.7 Amendment and Restatement of Revolving  Credit  Agreement.  At the Effective
Time, the Revolving Credit Agreement will be amended and restated pursuant to an Amended and Restated Credit Agreement in the form attached hereto as Exhibit 6 (the "Amended and Restated Credit Agreement"), which will govern all remaining Obligations (including accrued interest) to TDS under the Revolving Credit Agreement that are outstanding as of the Effective Time (the "Adjusted Obligations"). The Amended and Restated Credit Agreement will provide, inter alia, that the maturity date of the Adjusted Obligations shall be the first anniversary of the Effective Time and that the Adjusted Obligations shall accrue interest at the rate of 3.50% above one-month LIBOR, as in effect from time to time and as calculated pursuant to the terms of the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement will remain in effect until the repayment in full of the Adjusted Obligations, at which time the Amended and Restated Credit Agreement shall be terminated.


Section 2.  Closing of Transactions and Deliveries.

         2.1      First Closing.

                  (a)  Time  of  First   Closing.   The   consummation   of  the
         transactions contemplated by Section 1.1 (other than paragraph (a) thereof) (the "First Closing") shall occur on the thirtieth Business Day occurring after the date of delivery of the Section 9.1(a) Notice by the Company to Investor, or on such other date occurring prior to the Effective Time as TDS, the Company, Operating Company and Investor may agree in writing. (The date of the First Closing is referred to herein as the "First Closing Date").

                  (b) Place of First Closing. The First Closing shall take place at the offices of the Company, or at such other place as TDS, the Company, Operating Company and Investor may agree in writing.

                  (c) First Closing Deliveries. At the First Closing:

                             (i) The Company shall deliver to:

                                     (A) TDS:

                                            (1)  certificates  representing  the
                                                 Company Shares;

                                            (2)  the   First    Assignment   and
                                                 Acceptance; and

                                            (3)  The Fourth Amendment.

                                     (B) Operating Company:


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                                            (1)  the   First    Assignment   and
                                                 Acceptance;

                                            (2)  the New Credit Agreement; and

                                            (3)  The Fourth Amendment.

                             (ii) TDS shall  deliver to each of the  Company and
                  Operating Company the First Assignment and Acceptance and the Fourth Amendment.

                             (iii) Operating Company shall deliver to:

                                     (A) the Company:

                                            (1)  the   First    Assignment   and
                                                 Acceptance;

                                            (2)  the New Credit Agreement; and

                                            (3)  the Fourth Amendment.

                                     (B) TDS:

                                            (1)  the   First    Assignment   and
                                                 Acceptance; and

                                            (2)  the Fourth Amendment.

                             (iv) In the event Investor exercises:

                                     (A) the Section 9.2 Subscription Rights:

                                            (1)  Investor  shall  deliver to the
                                     Company immediately available funds equal to the Investor Proceeds; and

                                            (2) the  Company  shall  deliver  to
                                     Investor    one   or   more    certificates
                                     representing   the  Investor   Subscription
                                     Shares.

                                     (B) the AOC Option:

                                            (1)   Investor   shall   deliver  to
                                     Operating  Company  immediately   available
                                     funds  equal  to the  Investor  AOC  Option
                                     Proceeds; and

                                            (2) Operating  Company shall deliver
                                     to  Investor   one  or  more   certificates
                                     representing   the   Investor   AOC  Option
                                     Shares.

                             (v) Each party shall deliver to the other  parties,
                  as appropriate, such

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                  other  documents as may be  reasonably  requested by the other parties that are necessary or desirable to carry out their respective obligations under this Agreement and to effectuate the purposes hereof.

         2.2      Second Closing.

                  (a) Time of Second Closing; Sequence of Transactions. The consummation of the transactions contemplated by Sections 1.2 (other than paragraph (a) thereof), 1.4, 1.5 and 1.6 (the "Second Closing") shall occur on the thirtieth Business Day occurring after the date of delivery of the Section 4.1(d) Notice by the Company to Investor, or on such other date occurring prior to the Effective Time as TDS, the Company, Operating Company and Investor may agree in writing. (The date of the Second Closing is referred to herein as the "Second Closing Date"). The consummation of the transactions occurring on the Second Closing Date shall occur in the following sequence:

                             (1) the  transactions  contemplated by Sections 1.2
                  (other than paragraph (a) thereof), 1.4 and 1.5 shall be consummated concurrently with each other; and

                             (2) immediately after the consummation of all of the transactions identified in clause (1) of this Section 2.2(a), the transaction contemplated by Section 1.6 shall be consummated.

                  (b) Place of Second Closing. The Second Closing shall take place at the offices of Operating Company, or at such other place as TDS, the Company, Operating Company and Investor may agree in writing.

                  (c)        Second Closing Deliveries.  At the Second Closing:

                             (i)     Operating Company shall deliver to:

                                     (A) the Company:

                                            (1)  a certificate  representing the
                                                 Company Subscription Shares;

                                            (2)  the   Second   Assignment   and
                                                 Acceptance;

                                            (3)  immediately   available   funds
                                                 equal to the  Accrued  Interest
                                                 Amount; and

                                            (4)  the Fifth Amendment.

                                     (B) TDS, the Fifth Amendment.


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                             (ii) The Company shall deliver to:

                                     (A)  Operating Company:

                                            (1)  the   Second   Assignment   and
                                                 Acceptance;

                                            (2)  immediately   available   funds
                                                 equal to the Investor Proceeds,
                                                 if any; and

                                            (3)  the Fifth Amendment.

                                     (B) TDS, the Fifth Amendment.

                             (iii) TDS shall  deliver to  Operating  Company and
                  the Company the Fifth Amendment.

                             (iv) In the event  Investor  exercises  the Section
                  4.1(c) Subscription Rights:

                                     (A)  Investor  shall  deliver to  Operating
                             Company immediately available funds equal to the Additional Investor Proceeds; and

                                     (B)  Operating  Company  shall  deliver  to
                             Investor one or more certificates representing the Additional Investor Subscription Shares.

                             (v) Operating  Company and its  subsidiaries  shall
                  take such actions and deliver such documents as shall be necessary to effect the transactions contemplated by Section
                  1.5 hereof.

                             (vi) Each party shall deliver to the other parties,
                  as appropriate, such other documents as may be reasonably requested by the other parties that are necessary or desirable to carry out their respective obligations under this Agreement and to effectuate the purposes hereof.

         2.3      Amended and Restated Credit Agreement Closing.

                  (a) Time of Amended and Restated Credit Agreement Closing. The execution of the Amended and Restated Credit Agreement contemplated by
         Section 1.7 shall occur at the Effective Time.

                  (b) Place of Amended and Restated Credit Agreement Closing. The execution of the Amended and Restated Credit Agreement shall take place at the location of the Closing of the transactions contemplated by the Reorganization Agreement.

                  (c) Deliveries. In connection with the Amended and Restated Credit

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         Agreement closing:

                             (i) TDS shall  execute  and deliver the Amended and
                  Restated  Credit   Agreement  to  the  Company  and  Operating
                  Company.

                             (ii) The Company shall,  and Parent shall cause the
                  Company to, execute and deliver the Amended and Restated Credit Agreement to TDS and Operating Company.

                             (iii) Operating Company shall, and Parent shall cause Operating Company to, execute and deliver the Amended and Restated Credit Agreement to TDS and the Company.

                             (iv) Each party shall deliver to the other parties,
                  as appropriate, such other documents as may be reasonably requested by the other parties that are necessary or desirable to carry out their respective obligations under this Agreement and to effectuate the purposes hereof.


Section 3.  Representations and Warranties.

         3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

                  (a) The Company has the legal capacity, power and authority to enter into and perform all of the Company's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action and does not violate the Company's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to the Company or its assets. This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

                  (b) Each Company Share issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights by any person.

         3.2 Representations and Warranties of Operating Company. Operating Company hereby represents and warrants as follows:

                  (a) Operating Company has the legal capacity, power and authority to enter into and perform all of the Operating Company's obligations under this Agreement. The execution, delivery and performance of this Agreement by Operating Company

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         has been duly authorized by all requisite corporate action and does not violate Operating Company's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to Operating Company or its assets. This Agreement has been duly and validly executed and delivered by Operating Company and constitutes a valid and binding agreement of Operating Company, enforceable against Operating Company in accordance with its terms, except that such enforceability
         (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

                  (b) Each Operating Company Share issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights by any person.

         3.3 Representations and Warranties of Parent. Parent hereby represents and warrants as follows:

                  (a)  Parent has the legal  capacity,  power and  authority  to enter into and perform all of Parent's obligations under this Agreement. The execution, delivery and performance of this Agreement by Parent has been duly authorized by all requisite corporate action and does not violate Parent's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to Parent or its assets. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

         3.4 Representations and Warranties of TDS. TDS hereby represents and warrants as follows:

                  (a) TDS has the legal capacity, power and authority to enter into and perform all of TDS's obligations under this Agreement. The execution, delivery and performance of this Agreement by TDS has been duly authorized by all requisite corporate action and does not violate TDS's charter, bylaws or any other instrument or agreement or any law, regulation or order applicable to TDS or its assets. This Agreement has been duly and validly executed and delivered by TDS and constitutes a valid and binding agreement of TDS, enforceable against TDS in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity.


Section 4.  Covenants and Agreements.

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         4.1 Brokers.  Each party agrees to indemnify,  hold harmless and defend the other parties from and against any fee or expense due or alleged to be due to any broker or finder which acted or claims to have acted on such indemnifying party's behalf in connection with the transactions contemplated by this Agreement.


Section 5.  Miscellaneous.

         5.1 Termination. This Agreement shall terminate in the event of the termination of the Reorganization Agreement pursuant to Section 8.1 thereof.

         5.2 Interpretation. References to this Agreement shall refer to this Agreement and all exhibits, schedules and annexes hereto.

         5.3 Further Assurances. The parties hereto will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, proxies, documents and other instruments as the other may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

         5.4 Successors, Assigns and Transferees Bound; Parties in Interest. This Agreement shall be binding upon the successors, assigns and transferees of the parties hereto, and the parties hereto shall take any and all actions necessary to obtain the written confirmation from any such successor, assignee or transferee that it is bound by the terms hereof. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person, other than the parties hereto and their successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement.

         5.5 Remedies. Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause the other party irreparable harm. Accordingly, each party agrees that in the event of any breach or threatened breach of this Agreement, the other party, in addition to any other remedies at law or in equity that it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

         5.6 Submission to Jurisdiction. Each party hereto hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the exclusive jurisdiction of the courts of the United States and the jurisdiction of the courts of the State of Delaware and waive any and all objections to jurisdiction that they may have under the laws of the State of Delaware or the United States and any claim or objection that any such court is an inconvenient forum.

         5.7 Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any

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provision of this Agreement in any other jurisdiction.

         5.8 Amendment. This Agreement may be amended only by means of a written instrument executed and delivered by each of the parties hereto.

         5.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE,
REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER
APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

         5.10 Counterparts. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5.11 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a) if to the Parent, or to the Company or Operating Company after the Effective Time, to

                         VoiceStream Wireless
                         3650 131st Avenue SE, Suite 400
                         Bellevue, WA 98006
                         Attention: General Counsel
                         Facsimile No.: (425) 586-8040

                             with a copy to:

                         Preston Gates & Ellis LLP
                         5000 Columbia Center
                         701 Fifth Avenue
                         Seattle, WA 98104
                         Attention:  Richard B. Dodd, Esq.
                         Facsimile No.: (206) 623-7022

                  (b) if to TDS, or to the Company or Operating Company prior to the Effective Time, to

                         Telephone and Data Systems, Inc.
                         30 North LaSalle Street, Suite 4000
                         Chicago, IL 60602
                         Attention:  LeRoy T. Carlson, Chairman
                         Facsimile No.: (312) 630-9299

                                       13

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                             with a copy to:

                         Sidley & Austin
                         One First National Plaza
                         Chicago, Illinois 60603
                         Attention: Michael G. Hron, Esq.
                         Facsimile No.: (312) 853-7036

         5.12 Business Days. For purposes of this Agreement, "Business Day" shall have the meaning set forth in the Investment Agreement. All Business Day intervals set forth in this Agreement shall, to the extent necessary, be appropriately adjusted to ensure compliance with all relevant notice requirements under the Investment Agreement and any other applicable provisions thereof.

                                      *****

         IN WITNESS WHEREOF, TDS, the Company, Operating Company and Parent have executed this Agreement as of the date first above written.

                                     TELEPHONE AND DATA SYSTEMS, INC.

                                     By:      /s/ LeRoy T. Carlson
                                         ---------------------------------
                                     Name:    LeRoy T. Carlson
                                     Title:   Chairman

                                     AERIAL COMMUNICATIONS, INC.


                                     By:      /s/ LeRoy T. Carlson, Jr.
                                        ----------------------------------
                                     Name:    LeRoy T. Carlson, Jr.
                                     Title:   Chairman

                                     AERIAL OPERATING COMPANY, INC.
                                     By:  /s/ Don W. Warkentin
                                        ------------------------------
                                     Name:    Don W. Warkentin
                                     Title:   President

                                     VOICESTREAM WIRELESS CORPORATION

                                     By:  /s/ Cregg B. Baumbaugh
                                        -----------------------------
                                     Name:    Cregg B. Baumbaugh
                                     Title: Executive Vice President - Strategy,
                                            Finance and Development

                                     VOICESTREAM WIRELESS HOLDING
                                     CORPORATION

                                     By:  /s/ Cregg B. Baumbaugh
                                        -----------------------------
                                     Name:    Cregg B. Baumbaugh
                                     Title: Executive Vice President - Strategy,
                                            Finance and Development

               SIGNATURE PAGE TO DEBT/EQUITY REPLACEMENT AGREEMENT
              AMONG TDS, THE COMPANY, OPERATING COMPANY AND PARENT.




                                       15

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